UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2025

Femasys Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-40492	11-3713499
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3950 Johns Creek Court, Suite 100
Suwanee, GA 30024
(770) 500-3910
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FEMY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2025, Femasys Inc. (the “Company”) entered into an Any Market Purchase Agreement (the “Purchase Agreement”) with Alumni Capital LP (the “Purchaser”), whereby the Company has the right, but not the obligation, to sell to the Purchaser, and the Purchaser is obligated to purchase, up to an aggregate of $10 million (the “Investment Amount”) of shares (the “AMPA Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), in a series of purchases.

The term of the Purchase Agreement is through the earlier of (i) December 31, 2026, (ii) the date on which the Purchaser shall have purchased the AMPA Shares pursuant to the Purchase Agreement for an aggregate purchase price of the Investment Amount, (iii) the date on which the Common Stock ceases trading on an Eligible Market (as such term is defined in the Purchase Agreement) and (iv) upon commencement of certain bankruptcy proceedings.

During the term, the Company may at its election, by written notice to the Purchaser (each a “Purchase Notice”), cause the Purchaser to make a series of purchases of AMPA Shares, either (x) up to $1 million of shares of Common Stock (or up to $5 million upon mutual written agreement between the Company and the Purchaser) at the lowest traded price for the Common Stock for the four previous business days, multiplied by 90% (“Purchase Price Option 1”), or (y) up to the lesser of (1) $1 million of shares of Common Stock or (2) 100% of the average daily trading volume of the Common Stock on the principal market over the two business days prior to the date of the applicable Purchase Notice at the lowest daily dollar volume-weighted average price of the Common Stock on the principal market (“VWAP”) for the previous two business days (or one business day upon mutual written agreement between the Company and the Purchaser), multiplied by 97% (“Purchase Price Option 2”).

The closing of each purchase pursuant to the Purchase Agreement will be no later than either (i) two business days after the Purchaser’s receipt of a Purchase Notice electing Purchase Price Option 1 or (ii) four days after the Purchaser’s receipt of a Purchase Notice electing Purchase Price Option 2. The Company expects to consider market conditions, the trading price of the Common Stock, and the availability of other sources of financing when determining whether to make sales under the Purchase Agreement.

The Company has agreed to pay the Purchaser a commitment fee (the “Commitment Fee”) equal to 2% of the Investment Amount within five business days following the date of the Purchase Agreement by, at the election of the Company, either (a) issuing and delivering to the Purchaser a number of shares of Common Stock (the “Commitment Shares” and together with the AMPA Shares, the “Shares”) determined by dividing (x) 2% of the Investment Amount by (y) the average VWAP for the five business days immediately preceding the date of the Purchase Agreement, or (b) paying 2% of the Investment Amount in cash. The Company expects to pay the Commitment Fee in cash.

The issuance of the Shares to the Purchaser will be made pursuant to exemptions from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act and Regulation D under the Securities Act and the rules and regulations promulgated thereunder, or upon such other exemption from the registration requirements of the Securities Act as may be available.

Pursuant to the Purchase Agreement, the Company must (i) file or confidentially submit with the Securities and Exchange Commission (the “SEC”), not later than July 30, 2025, a registration statement on Form S-1 covering the offering and sale of the Shares, (ii) use commercially reasonable efforts to cause the SEC to declare the registration statement effective within 120 days after date of the Purchase Agreement and (iii) register the Shares on Form S-3 as soon as such form is available.

In no event may the Company issue to the Purchaser under the Purchase Agreement Shares in an amount greater than 19.99% of the total number of shares of Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless the Company obtains (i) stockholder approval to issue shares of Common Stock in excess of the Exchange Cap or (ii) a written opinion from outside counsel that such approval is not required, which opinion shall be reasonably satisfactory to the Purchaser.

The Purchase Agreement prohibits the Company from directing the Purchaser to purchase any shares of Common Stock if those shares, when aggregated with all other shares of Common Stock then beneficially owned by the Purchaser (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended), would result in the Purchaser beneficially owning more than 4.99% of the outstanding Common Stock. The beneficial ownership limitation may be increased or decreased by the Purchaser to any other percentage not in excess of 9.99% upon notice to the Company.

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The Purchase Agreement contains customary representations, warranties, covenants and indemnification obligations of the Company, including for liabilities under the Securities Act and other obligations of the parties. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “pending,” “intend,” “believe,” “suggests,” “potential,” “hope,” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including in the section captioned “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Purchase Agreement, dated June 30, 2025, by and between Femasys Inc. and Alumni Capital LP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2025	Femasys Inc.

	By:	/s/ Kathy Lee-Sepsick
Name: Kathy Lee-Sepsick
Title: Chief Executive Officer and President